UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2007

DreamWorks Animation SKG, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32337	68-0589190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Flower Street, Glendale, California 91201

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (818) 695-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On August 6, 2007, DreamWorks Animation SKG, Inc. (the “Company”) entered into an underwriting agreement with Goldman, Sachs & Co. pursuant to which 10,186,137 shares of Class A common stock will be sold by an affiliate of Paul Allen. The sale of the shares is registered pursuant to the Registration Statement No. 333-145158 filed by the Company with the Securities and Exchange Commission and this Current Report is being filed to incorporate such underwriting agreement by reference into such Registration Statement.

A copy of the underwriting agreement is attached hereto as Exhibit 1.1

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 6, 2007, among DreamWorks Animation SKG, Inc., Goldman, Sachs & Co., as representative of the underwriters named therein, and the selling stockholder named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 8, 2007	DreamWorks Animation SKG, Inc.

	By:	/s/ Katherine Kendrick
Name: Katherine Kendrick
Title: General Counsel

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 6, 2007, among DreamWorks Animation SKG, Inc., Goldman, Sachs & Co., as representative of the underwriters named therein, and the selling stockholder named therein.